UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 25, 1997 (October 29,
1997)

                                    333-03344
                            (Commission File Number)

                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


               Tennessee                                    62-1554135
    State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization                    Identification Number)

10440 Little Patuxent Parkway, Columbia, Maryland                 21044
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

 Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period October 29, 1997 through November 19, 1997, the acquisition of 37 self-storage facilities (the "Acquired Facilities"). The Acquired Facilities contain approximately 1,996,000 square feet, are located in eight states and were purchased for approximately $90,817,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, the issuance of units of limited partnership interest in the Partnership, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank and a bridge loan with First National Bank of Chicago. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in
Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following provides certain additional information concerning the Acquired
Facilities:


Location                           Seller             Date of Acquisition
--------                           ------            -------------------
Acquired Facilities:
Roseville, CA               Michael & Lisa Douglas        10/29/97
Phoenix, AZ                 The Holding Company           11/1/97
Phoenix, AZ                 The Holding Company           11/1/97
Phoenix, AZ                 The Holding Company           11/1/97
Phoenix, AZ                 The Holding Company           11/1/97
Phoenix, AZ                 The Holding Company           11/1/97
Clarksville, IN             The Holding Company           11/1/97
Clarksville, IN             The Holding Company           11/1/97
Columbus, IN                The Holding Company           11/1/97
Greenwood, IN               The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Indianapolis, IN            The Holding Company           11/1/97
Jeffersonville, IN          The Holding Company           11/1/97
New Albany, IN              The Holding Company           11/1/97
Louisville, KY              The Holding Company           11/1/97
Columbus, OH                The Holding Company           11/1/97
Columbus, OH                The Holding Company           11/1/97
Columbus, OH                The Holding Company           11/1/97



Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------


Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Trotwood, OH                       The Holding Company                                                                11/1/97
Memphis, TN                        The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Stamford, CT                       Access Self Storage of Stamford, L.P.                                              11/4/97
Millville, NJ                      A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Williamstown, NJ                   A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Roseville, CA                      GUAT Warehouse, Limited Partnership, A Massachusetts Partnership                   11/7/97
Spring Valley, CA                  ACC Storage Partners Limited                                                      11/19/97




In addition, the Company has eight facilities under contract (the "Acquisition Facilities") with anticipated closing dates ranging from November 25, 1997, to January 6, 1998. These facilities, containing approximately 567,000 square feet are located in four states and have an estimated cost of $43,287,000. The following provides certain additional information concerning the eight pending acquisitions:

                                                               Anticipated
Location                           Seller                   Date of Acquisition
--------                           ------                    -------------------
Pending Acquisitions:
Clute, TX                   Brazosport Investments, Inc.        11/25/97
Pasadena, TX                B.S.S. Pasadena, L.L.C.             12/1/97
Alexandria, VA              Arlington Storage Fund Ltd.         12/1/97
Falls Church, VA            Arlington Storage Fund Ltd.         12/1/97
Wheaton, MD                 Arlington Storage Fund Ltd.         12/1/97
Houston, TX                 Lone Star Mini Storage, Inc.        12/9/97
Santa Fe, NM                ABC Self Storage Limited Co.        12/16/97
Dallas, TX                  Uptown Storage, L.P.                 1/6/98


In addition, the Company has acquired seven other facilities on November 1, 1997 containing approximately 299,000 square feet, located in two states for a cost of approximately $12,224,000 that are not included in the Historical Summaries and are not deemed to be significant either individually or in the aggregate. The following table provides certain additional information concerning the seven other facilities.

Location                           Seller                   Date of Acquisition
--------                           ------                   -------------------
Indianapolis, IN             The Holding Company                11/1/97
Jeffersonville, IN           The Holding Company                11/1/97
Jeffersonville, IN           The Holding Company                11/1/97
New Albany, IN               The Holding Company                11/1/97
Louisville, KY               The Holding Company                11/1/97
Louisville, KY               The Holding Company                11/1/97
Louisville, KY               The Holding Company                11/1/97

The following unaudited data related to the Acquired and Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:






                                       Square          Rent per        Economic        Physical       Total         Contract
          Location                      Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                      ----       ------------      ---------       ---------      -----          -----

Acquired Facilities:
Roseville, CA (1)                    70,010             $5.96             81%             87%        597         $2,850,000
Phoenix, AZ (1)                     102,397             $6.49             78%             78%        894         $4,700,000
Phoenix, AZ (1)                      52,575             $5.98             80%             82%        579         $1,634,000
Phoenix, AZ (1)                      47,510             $6.64             80%             81%        405         $1,889,000
Phoenix, AZ (1)                      35,519             $9.44             72%             73%        425         $1,932,000
Phoenix, AZ (1)                      32,860             $9.55             88%             89%        422         $1,933,000
Clarksville, IN (1)                  45,080             $5.77             77%             84%        415         $1,030,000
Clarksville, IN (1)(3)               39,880             $5.64             61%             68%        352           $193,000
Columbus, IN (2)                     49,094             $5.76             68%             80%        383           $513,000
Greenwood, IN (1)                    75,515             $5.99             83%             85%        476         $2,855,000
Indianapolis, IN (1)                 38,893             $7.62             83%             82%        324         $1,314,000
Indianapolis, IN (1)                 50,200             $8.22             65%             69%        576         $2,151,000
Indianapolis, IN (1)                 95,540             $7.78             72%             74%        848         $4,519,000
Indianapolis, IN (1)                 55,636             $9.26             87%             91%        470         $3,785,000
Indianapolis, IN (1)                 60,825             $8.14             67%             73%        573         $2,392,000
Indianapolis, IN (1)                 30,575             $9.90             69%             75%        294         $1,427,000
Indianapolis, IN (1)                 38,305             $6.60             79%             87%        430           $960,000
Indianapolis, IN  (1)                63,332             $6.15             73%             80%        578         $2,219,000
Indianapolis, IN (1)                 39,045             $5.87             91%             96%        328         $1,162,000
Jeffersonville, IN (1)               42,820             $6.31             80%             88%        403         $1,183,000
New Albany, IN (1)                   52,525             $5.51             81%             87%        403         $1,394,000
Louisville, KY (1)                   28,000             $6.49             90%             96%        300           $751,000
Columbus, OH (1)                     84,000             $7.10             76%             82%        776         $3,205,000
Columbus, OH (1)                     59,825             $6.85             85%             92%        466         $2,822,000
Columbus, OH (1)                     49,850             $8.19             84%             93%        413         $6,094,000
Columbus, OH (1)                     61,700             $6.37             82%             87%        461         $2,392,000
Columbus, OH (1)                     23,000             $6.32             71%             73%        178           $275,000
Columbus, OH (1)                     75,950             $6.34             73%             78%        605         $3,204,000
Columbus, OH (1)                     57,940             $6.32             65%             72%        322         $1,866,000
Trotwood, OH (1)                     73,760             $7.66             78%             83%        551         $3,743,000
Memphis, TN (1)                      54,200             $5.54             87%             92%        434         $1,604,500
Indianapolis, IN (1)(3)              20,274            $10.34              3%              9%        220         $2,000,000
Stamford, CT (1)                     65,514            $21.82             89%             90%        728        $11,550,000
Millville, NJ (1)                    50,750             $7.67             75%             75%        416         $1,412,500
Williamstown, NJ (1)                 38,900             $9.75             82%             80%        341         $1,412,500
Roseville, CA (1)                    79,025             $7.36             85%             95%        660         $3,400,000
Spring Valley, CA (1)                55,214             $8.73             65%             99%        745         $3,050,000
                              ----------------------------------------------------------------------------------------------
Total Acquired Facilities         1,996,038             $7.41             78%             83%     17,791        $90,816,500
                              ==============                                                  ==============================



                                     Square          Rent per        Economic        Physical       Total         Contract
          Location                    Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                    ----        ------------      ---------        ---------      -----          -----

Acquisition Facilities:
Clute, TX (2)(3)                     72,044             $6.98             49%             93%        583         $2,300,000
Pasadena, TX (1)(3)                  47,916             $8.15             56%             70%        529         $2,375,000
Alexandria, VA (2)                   69,175            $14.96             79%             96%        869         $9,208,000
Falls Church, VA (2)                 73,425            $13.92             66%             94%        701         $7,539,000
Wheaton, MD (2)                      92,925            $12.73             71%             92%        872         $9,365,000
Houston, TX (2)(3)                   57,175            $12.42             27%             74%        503         $4,100,000
Santa Fe, NM (2)                     84,554             $7.62             65%             89%        614         $3,900,000
Dallas, TX (2)(3)                    69,755            $12.74             64%             48%        594         $4,500,000
                              ----------------------------------------------------------------------------------------------
Total Acquisition Facilities        566,969            $11.25             62%             83%      5,265        $43,287,000
                              ==============                                                  ==============================



(1) These facilities are included in the Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses, which facilities financial information is audited for the year ended December 31, 1996.

(2) These facilities are included in the Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses, which facilities financial information is unaudited for the year ended December 31, 1996.

(3) These facilities were developed properties that opened in 1995, 1996 or 1997.


In addition the Company has acquired seven other facilities. Financial data other than that presented is not available for these facilities. The Company believes that these facilities are not deemed to be material either individually or in the aggregate.

                                     Square          Rent per        Economic        Physical       Total         Contract
          Location                   Feet          Square Foot       Occupancy       Occupancy      Units          Price
          --------                   ----         ------------      ---------       ---------      -----           -----

Indianapolis, IN                     49,222             $6.11             88%             90%        364         $1,891,000
Jeffersonville, IN                   43,467             $6.10             81%             84%        399         $1,084,000
Jeffersonville, IN                   39,450             $6.13             63%             67%        392           $524,000
New Albany, IN                       33,250             $5.80             84%             94%        275           $678,000
Louisville, KY                       27,760             $7.43             75%             78%        281         $2,242,000
Louisville, KY                       29,784             $8.03             88%             95%        314         $3,102,000
Louisville, KY                       75,715             $6.20             85%             92%        512         $2,703,000
                              ----------------------------------------------------------------------------------------------
                                    298,648             $7.10             76%             82%      2,537        $12,224,000
                              ==============                                                  ==============================



Certain facilities acquired or under contract to be acquired identified in Item 2 of this Form 8-K/A are not included in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses ("Historical Summaries"). These facilities and other unaudited facilities acquired during the year do not individually constitute acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K or Rule 3-14 of Regulation S-X.

The audited Historical Summaries included in this Form 8-K/A when aggregated with all other audited Historical Summaries for 1997, included in previous Forms 8-K, cover a mathematical majority of all individually insignificant 1997 acquisitions, which audited Historical Summaries satisfy the requirements of Rule 3-14 of Regulation S-X.







Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         * Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Audited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Group 1 Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

         * Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Unaudited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Group 2 Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to Unaudited Pro Forma Combined Condensed Financial
                  Statements.

(c)      Exhibits

         Exhibit           Description

         23.0              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Group 1 Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Group 1 Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Group 1 Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Group 1 Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                  COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
November 24, 1997

                               GROUP 1 FACILITIES

                     HISTORICAL SUMMARIES OF COMBINED GROSS
                     REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)



                                                               For the                 For the
                                                             year ended           nine months ended
                                                            December 31,            September 30,
                                                                1996                     1997
                                                         --------------------   -----------------------
                                                                                     (unaudited)
                                                                                       (note 2)

Gross Revenue:
     Rental revenue                                                  $12,183                    $8,945
     Other revenue                                                       252                        58
                                                         --------------------   -----------------------

          Total gross revenue                                         12,435                     9,003
                                                         --------------------   -----------------------

Direct Operating Expenses:
     Property operations and maintenance                               2,782                     1,896
     Real estate taxes                                                 1,029                       810
                                                         --------------------   -----------------------

          Total direct operating expenses                              3,811                     2,706
                                                         --------------------   -----------------------

Gross revenue in excess of direct operating expenses                  $8,624                    $6,297
                                                         ====================   =======================




                            See accompanying notes.

                           NOTES TO GROUP 1 FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Group 1 Facilities") which have been acquired or are under contract to be acquired by SUSA Partnership, L.P. (the "Company").

                                                   Group 1 Facilities

                        Number of                                  Number of
      Location          Facilities              Location          Facilities
-------------------------------------    --------------------------------------
Roseville, CA                      2     Columbus, OH                        7
Phoenix, AZ                        5     Trotwood, OH                        1
Clarksville, IN                    2     Memphis, TN                         1
Greenwood, IN                      1     Stamford, CT                        1
Indianapolis, IN                  10     Millville, NJ                       1
Jeffersonville, IN                 1     Williamstown, NJ                    1
New Albany, IN                     1     Spring Valley, CA                   1
Louisville, KY                     1     Pasadena, TX                        1



         The Historical Summaries for the Group 1 Facilities with a total acquisition cost of $92,679 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Group 1 Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Group 1 Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                               GROUP 2 FACILITIES

                UNAUDITED HISTORICAL SUMMARIES OF COMBINED GROSS
                     REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)



                                                                        For the                      For the
                                                                      year ended                nine months ended
                                                                     December 31,                 September 30,
                                                                         1996                          1997
                                                               --------------------------    -------------------------
                                                                                                     (note 2)


Gross Revenue:
     Rental revenue                                                               $3,977                       $3,184
     Other revenue                                                                    33                           19
                                                               --------------------------    -------------------------

          Total gross revenue                                                      4,010                        3,203
                                                               --------------------------    -------------------------

Direct Operating Expenses:
     Property operations and maintenance                                             818                          608
     Real estate taxes                                                               256                          192
                                                               --------------------------    -------------------------

          Total direct operating expenses                                          1,074                          800
                                                               --------------------------    -------------------------

Gross revenue in excess of direct operating expenses                              $2,936                       $2,403
                                                               ==========================    =========================



                            See accompanying notes.

                           NOTES TO GROUP 2 FACILITIES
                   UNAUDITED HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Unaudited Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Group 2 Facilities") which have been acquired or are under contract to be acquired by SUSA Partnership, L.P. (the "Company").

                      Group 2 Facilities - Locations
Columbus, IN                Falls Church, VA      Sante Fe, NM
Clute, TX                   Wheaton, MD           Dallas, TX
Alexandria, VA              Houston, TX


         The Historical Summaries for the Group 2 Facilities, with a total acquisition cost of $41,425 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired or to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Group 2 Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Group 2 Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries have been prepared on a basis consistent with the unaudited Historical Summaries for the year ended December 31, 1996. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired and the Acquisition Facilities were purchased on September 30, 1997. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996 have been prepared to reflect the acquisition of the Group 1 and Group 2 Facilities as if the Group 1 and Group 2 Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                             SUSA PARTNERSHIP, L.P.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            as of September 30, 1997
                                  (Unaudited)
                    (amounts in thousands, except unit data)


                                                           Historical        Acquired and                         Pro Forma
                                                              SUSA           Acquisition        Pro Forma           SUSA
                                                        Partnership, L.P.     Facilities       Adjustments    Partnership, L.P.
                                                        ------------------ -----------------  -------------- --------------------

Assets:

     Investment in storage facilities, net                     $1,026,303        $  135,482                           $1,161,785
     Cash and equivalents                                           3,905                                                  3,905
     Other assets                                                  41,841                                                 41,841
                                                        ------------------ -----------------  -------------- --------------------
          Total assets                                         $1,072,049        $  135,482     $         -           $1,207,531
                                                        ================== =================  ============== ====================

Liabilities and partners' capital
      Line of credit borrowings                                $    34,929       $  127,143                           $  162,072
      Mortgage notes payable                                        39,864                                                39,864
      Notes payable                                                200,000                                               200,000
      Accounts payable and accrued expenses                         14,667                                                14,667
      Rents received in advance                                      6,553                                                 6,553
      Distribution payable                                          16,445                                                16,445
      Minority interest                                              1,986                                                 1,986
                                                        ------------------ -----------------  -------------- --------------------

          Total liabilities                                        314,444          127,143               -              441,587
                                                         ------------------ -----------------  -------------- --------------------


Partners' capital
General partnership units                                          677,419            3,548                              680,967
Limited partnership units                                           89,002            4,791                               93,793
Notes receivable - employees                                        (8,816)                                               (8,816)
                                                        ------------------ -----------------  -------------- --------------------

          Total partners' capital                                  757,605            8,339               -              765,944
                                                        ------------------ -----------------  -------------- --------------------
          Total liabilities and partners' capital
                                                                $1,072,049       $  135,482      $                    $1,207,531
                                                        ================== =================  ============== ====================


                                                    See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1997
                                   (Unaudited)
                        (thousands, except per unit data)



                                                Historical          Group 1        Group 2                            Pro Forma
                                                   SUSA             Audited       Unaudited       Pro Forma              SUSA
                                             Partnership, L.P.     Facilities    Facilities      Adjustments      Partnership, L.P.
                                            --------------------  ------------- --------------  --------------   -------------------

Property Revenues:
Rental income                                    $      113,267     $    8,945    $     3,184      $    8,442 (a)    $      133,838
Management income                                             -                                                                  -
Other income                                              2,213             58             19             194 (b)             2,484
                                            --------------------  ------------- --------------  --------------    ------------------
     Total revenues                                     115,480          9,003          3,203           8,636               136,322
                                            --------------------  ------------- --------------  --------------    ------------------

Property Expenses:
Cost of property operations
     and maintenance                                     28,359          1,896            608           1,798 (c)            32,661
Taxes                                                     9,403            810            192             635 (d)            11,040
General & administrative                                  4,656                                           840 (e)             5,496
Depreciation & amortization                              14,002                                         3,055 (f)            17,057
                                            --------------------  ------------- --------------  --------------    ------------------

     Total expenses                                      56,420          2,706            800           6,328                66,254
                                            --------------------  ------------- --------------  --------------    ------------------

     Income from property operations                     59,060          6,297          2,403           2,308                70,068

Other Income (expenses):
   Interest expense                                     (11,604)                                       (8,614) (g)          (20,218)
   Interest income                                          880                                                                 880
                                            --------------------  ------------- --------------  --------------    ------------------

Income before minority interest and
    gain on exchange of storage facilities               48,336          6,297          2,403         (6,306)                50,730


Gain on exchange of storage facilities                    2,569                                       (2,569) (h)                 0
                                            --------------------  ------------- --------------  --------------    ------------------

Income before minority interest                          50,905          6,297          2,403         (8,875)                50,730

Minority interest                                          (250)                                                               (250)
                                            --------------------  ------------- --------------  --------------    ------------------

   Net income                                      $     50,655      $   6,297     $    2,403       $ (8,875)         $      50,480
                                            ====================  ============= ==============  ==============    ==================

   Net income per unit                             $       1.76                                                       $        1.66
                                            ====================                                                  ==================

   Weighted average units outstanding                    28,848                                                               30,357
                                            ====================                                                  ==================
                             See accompanying notes.



                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996
                                  (Unaudited)
                       (thousands, except per unit data)


                                              Initial
                                             Pro Forma       Group 1      Group 2                          Pro Forma
                                               SUSA          Audited     Unaudited     Pro Forma              SUSA
                                         Partnership, L.P.  Facilities  Facilities    Adjustments         Partnership, L.P.
                                         ------------------ ----------- ------------ --------------     -----------------

Property Revenues:
Rental income                                  $   130,839    $ 12,183    $   3,977      $  21,968 (i)     $     168,967
Management income                                      485                                                           485
Other income                                         1,715         252           33            581 (j)             2,581
                                         ------------------ ----------- ------------ --------------     -----------------

     Total revenues                                133,039      12,435        4,010         22,549               172,033
                                         ------------------ ----------- ------------ --------------     -----------------

Property Expenses:
Cost of property operations
     and maintenance                                33,530       2,782          818          5,340 (k)            42,470
Taxes                                               10,827       1,029          256          1,256 (l)            13,368
General & administrative                             4,722                                   1,384 (m)             6,106
Depreciation & amortization                         16,097                                   5,686 (n)            21,783
                                         ------------------ ----------- ------------ --------------     -----------------

     Total expenses                                 65,176       3,811        1,074         13,666                83,727
                                         ------------------ ----------- ------------ --------------     -----------------

     Income from property operations                67,863       8,624        2,936          8,883                88,306

Other Income (expenses):
   Interest expense                                (12,885)                                (13,919) (o)          (26,804)
   Interest income                                     687                                                           687
                                         ------------------ ----------- ------------ --------------     -----------------

Income before gain and minority interest            55,665       8,624        2,936         (5,036)               62,189


Gain on exchange of storage facilities                 288                                    (288)  (p)               0
                                         ------------------ ----------- ------------ --------------     -----------------

Income before minority interest                     55,953       8,624        2,936         (5,324)               62,189

Minority interest                                     (157)                                                         (157)
                                         ------------------ ----------- ------------ --------------     -----------------

   Net income                                  $    55,796     $ 8,624    $   2,936      $  (5,324)         $      62,032
                                         ================== =========== ============ ==============     =================

   Net income per unit                                2.10                                                           2.04
                                         ==================                                             =================

   Weighted average units outstanding               26,627                                                         30,357
                                         ==================                                             =================



                            See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (dollar amounts in thousands, except share/unit and per share/unit data)
                                   (Unaudited)



1.        SUSA Partnership, L.P.
         The historical financial information of SUSA Partnership, L.P. includes SUSA Management, Inc. ("SUSA Management").


2.        Group 1 and Group 2 Facilities- Balance Sheet
         Amounts reflect the acquisition of 37 facilities acquired from October 29, 1997 to November 19, 1997 and eight facilities with anticipated closing dates from November 25, 1997 to January 6, 1998 for a price of $135,482. The total acquisition price includes the purchase price of the facilities ($134,104) plus the Company's estimated average cost of $30 per property for capital improvements ($1,350) and other closing costs ($28). The total acquisition price was assumed to be funded with borrowings under the Company's lines of credit, including a $75,000 bridge loan, the issuance of approximately 92,000 shares of common stock for approximately $3,500 and the issuance of approximately 125,000 units of limited partnership interest in the Company ("Units") for approximately $4,800.


3.       SUSA Partnership, L.P. - Initial Pro Forma Statement of Operations
         The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5,400 square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock by the Storage USA, Inc. (the "REIT") for net proceeds of approximately $220,528 which was contributed to the Company in exchange for additional general partnership units and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996

4.       Group 1 Facilities - Statement of Operations
         The statements of operations for the Group 1 Facilities reflects the results of operations of the Group 1 Facilities for the year ended December 31, 1996, and the results of operations of the Group 1 Facilities for the nine months ended September 30, 1997, which are included in the Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.

5.       Group 2 Facilities - Statement of Operations
         The statements of operations for the Group 2 Facilities reflects the results of operations of the Group 2 Facilities for the year ended December 31, 1996, and the results of operations of the Group 2 Facilities for the nine months ended September 30, 1997, which are included in the Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

6.      Pro Forma Adjustments - Statement of Operations

                                                                                                           Nine Months
                                                                                                              Ended
                                                                                                        September 30, 1997
                                                                                                        ------------------


(a)     To record rental income for the 39 audited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.                      $                  6,086

        To record rental income for the 14 unaudited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.                      $                  1,155

        To reduce rental income for six facilities that are included in the SUSA
        Partnership, L.P. historical balances (the "Historical Balances") and were
        exchanged for eight facilities on May 20, 1997.                                              $                 (1,375)

        To record rental income for the nine facilities acquired during the third
        quarter of 1997 from January 1, 1997 to the date acquired                                    $                  2,576
                                                                                                     -------------------------
        Pro forma adjustment                                                                         $                  8,442

(b)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                          $                    101

        To record other income for the 14 unaudited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.                      $                     43

        To reduce other income for six facilities that are included in the
        Historical Balances and were exchanged for eight facilities on May 20,
        1997.                                                                                         $                    (3)

        To record other income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired                                            $                     63

        To reduce management income for the managed property acquired on May 15, 1997, based on actual management fees earned by the company from January 1, 1997 to
        the acquisition date.                                                                        $                    (10)
                                                                                                     -------------------------
        Pro forma adjustment                                                                         $                    194

(c)     To record cost of property operations and maintenance for the 39 audited facilities acquired during the first six months of 1997 from January 1,
        1997 to  the date acquired.                                                                  $                  1,362

        To record cost of property operations and maintenance for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to
        the date acquired.                                                                           $                    280




           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

6.      Pro Forma Adjustments - Statement of Operations - continued


                                                                                                 Nine Months
                                                                                                    Ended
                                                                                              September 30, 1997
                                                                                              ------------------
        To reduce cost of property operations and maintenance for six facilities that are included in the Historical Balances and were exchanged for
        eight facilities on May 20, 1997.                                                  $                  (383)


        To record cost of property operations and maintenance for the nine facilities acquired during the third quarter of 1997 from January 1, 1997 to the date
        acquired                                                                           $                   539
                                                                                           -----------------------
        Pro forma adjustment                                                               $                 1,798

(d)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                   519

        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                   129

        To reduce taxes for six facilities that are included in the Historical Balances
        and were exchanged for eight facilities on May 20, 1997.                           $                  (206)

        To record taxes income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired                                  $                   193
                                                                                           ------------------------
        Pro forma adjustment                                                               $                   635

(e)     To reflect an estimated increase in general and administrative expense based on
        results subsequent to acquisition.                                                 $                   840

(f)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $                 1,763

        To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997, based on approximately $18,888 of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $                   354

        To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase price
        being allocated to depreciable assets, based on a 40-year life.                    $                   519

        To record depreciation for the 45 Group 1 and Group 2 Facilities based on approximately $98,902 of the purchase price being allocated to depreciable
        assets, based on a 40 year life.                                                   $                 1,855



           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)





6.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                                   Nine Months
                                                                                                      Ended
                                                                                                September 30, 1997
                                                                                                ------------------
        Less: Depreciation included in the Historical balance relating to the facilities
        acquired during the first nine months of 1997.                                     $                (1,295)

        To reduce depreciation for six facilities that are included in the Historical
        Balances and were exchanged for eight facilities on May 20, 1997.                  $                  (141)
                                                                                            ------------------------
        Pro forma adjustment                                                               $                 3,055

(g)     To reflect the interest expense on the pro forma line of credit balance of
        $139,043 at a weighted average interest rate of 7.10% after assuming all
        financing transactions to occur on January 1, 1997.                                $                (7,404)

        To remove historical line of credit interest expense.                              $                 2,218

        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1997.                                       $                (3,473)

        To reflect interest expense on mortgage notes payable from January 1, 1997 to the date of acquisition for the $4,409 mortgages assumed during the period
        January 1, 1997 to September 3, 1997.                                              $                  (140)

        To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997 occurred on
        January 1, 1997.                                                                   $                   185
                                                                                           ---- -------------------
        Pro forma adjustment                                                               $                (8,614)

(h)     To remove gain on exchange of self-storage facilities                              $                (2,569)


                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    ------------------
(i)     To record rental income for the 39 audited facilities acquired during the first
        six months of 1997.                                                                $                16,664

        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 .                                                         $                 3,306

        To record rental income for the nine facilities acquired during the third
        quarter of 1997.                                                                   $                 5,215


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)





6.       Pro Forma Adjustments - Statement of Operations - continued


                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    ------------------
        To reduce rental income for six facilities that are included in the
        Initial Pro Forma balances and were exchanged for eight facilities on
        May 20, 1997.                                                                      $                       (3,217)
                                                                                          --------------------------------
        Pro forma adjustment                                                               $                       21,968

(j)     To record other income for the 39 audited facilities acquired during the first
        six months of 1997.                                                                $                          313

        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997.                                                                $                           95

        To record other income for the nine facilities acquired during the third quarter
        of 1997.                                                                           $                          210

        To reduce other income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.
                                                                                           $                          (10)
        To reduce management income for the managed property acquired on May
        15, 1997, based on actual management fees earned by the company during
        the year ended December 31, 1996.                                                  $                          (27)
                                                                                           -------------------------------

        Pro forma adjustment                                                               $                          581

(k)     To record cost of property operations and maintenance for the 39 audited
        facilities acquired during the first six months of 1997.                           $                        3,863

        To record cost of property operations and maintenance for the 14 unaudited
        facilities acquired during the first six months of 1997.                           $                        1,061

        To record cost of property operations and maintenance for the nine facilities
        acquired during the third quarter of 1997.                                         $                        1,146

        To reduce cost of property operations and maintenance for six facilities that are included in the Initial Pro Forma balances and were exchanged for eight
        facilities on May 20, 1997.                                                        $                         (730)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        5,340

(l)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997.                                                                    $                        1,082

        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997.                                                                    $                          291

        To record taxes for the nine facilities acquired during the third quarter of
        1997.                                                                              $                          460


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued


                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
         To reduce taxes for six facilities that are included in the Initial Pro
         Forma balances and were exchanged for eight facilities on May 20, 1997.           $                         (577)
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                        1,256

(m)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                $                        1,384

(n)      To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase price being allocated to depreciable assets, based on a 40
         year life.                                                                        $                        2,351

         To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997, based on approximately $18,888 of the purchase price being allocated to depreciable assets, based on a 40
         year life.                                                                        $                          472

         To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase
         price being allocated to depreciable assets, based on a 40-year life.             $                          692
         To record depreciation for the 45 Group 1 and Group 2 Facilities based on approximately $98,902 of the purchase price being allocated to depreciable
         assets, based on a 40 year life.                                                  $                        2,473

         To reduce depreciation for six facilities that are included in the Initial Pro
         Forma balances and were exchanged for eight facilities on May 20, 1997.           $                         (302)
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                        5,686

(o)      To reflect the interest expense on the pro forma line of credit balance increase of $86,313 at a weighted average interest rate of 6.99% after effect of assuming all financing transactions to occur on January 1,
         1996.                                                                             $                       (6,033)

         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
         payable assumed to occur on January 1, 1996.                                      $                       (8,336)

         To reflect interest expense on mortgage notes payable from the $4,409 of
         mortgages assumed during the period January 1, 1997 to September 3, 1997.         $                         (387)
         To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997
         occurred on January 1, 1996.                                                      $                          837
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                      (13,919)

(p)      To remove gain on exchange of self-storage facilities                             $                         (288)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DATED:  November 25, 1997

                               SUSA PARTNERSHIP, L.P.
                               By STORAGE USA, INC.,
                               General Partner

                               By: /s/ Dennis A. Reeve
                                   --------------------
                                   Dennis A. Reeve
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)